AMENDMENT AGREEMENT

      This Amendment Agreement (the "Agreement"), dated as of December 13, 2006, is by and among UC Hub Group, Inc., a Nevada corporation (the "Company") and the investors signatory hereto (each, a "Purchaser" and collectively, the "Purchasers").

      WHEREAS, the Company and the Purchasers entered into a Registration Rights Agreement dated as of June 6, 2006 (the "Registration Rights Agreement");

      WHEREAS, the Company has issued the Purchasers Common Stock Purchase Warrant(s) dated, June 7, 2006, to purchase an aggregate of 7,560,000 shares of the Company's common stock at an exercise price of $0.075 per share (subject to adjustment therein) (the "Warrant(s)");

      WHEREAS, the Company and the Purchasers have agreed to amend the Warrants and to modify the registration obligations of the Company under the Registration Rights Agreement as set forth below.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

      Section 1. Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement (as defined in the Registration Rights Agreement).

                                   ARTICLE II
                                   AMENDMENTS
                               AND OTHER COVENANTS

      Section 2.1. The definition of "Registrable Securities" in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

            ""Registrable Securities" means (i) all of the shares of Common Stock issuable upon conversion in full of the Debentures, (ii) all shares issuable as principal on the Debentures assuming all permissible principal payments are made in shares of Common Stock and the Debentures are held until maturity, (iii) all Warrant Shares, (iv) any additional shares issuable in connection with any anti-dilution provisions in the Debentures or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Debenture or limitations on exercise set forth in the Warrant) and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. Notwithstanding anything herein to the contrary, the initial Registration Statement hereunder shall only include the shares issuable upon conversion in full of the Debentures based on the effective Conversion Price of the Debentures on the date such Registration Statement is initially filed with the Commission. The remaining Registrable Securities shall be subject to Section 3(c)(ii)."

      Section 2.2 Section 3(c) of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

            "(i) Subject to clause (ii) below, if during the Effectiveness Period, the number of Registrable Securities at any time exceeds 90% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 130% of the number of such Registrable Securities. (ii) In addition, as all Registrable Securities are not required to be included on the initial Registration Statement as contemplated by the last two sentences of the definition of Registrable Securities above, upon written request of a majority in interest of the Holders, the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 150% of the number of all such Registrable Securities not included on the initial Registration Statement, but in no event shall such additional Registration Statement be filed less than 30 days after the date the initial Registration Statement filed hereunder is declared effective by the Commission."

      Section 2.3. Amendment to Termination Date of the Warrants. The definition of the Termination Date as defined in the Warrants is hereby amended as follows:

            "on or prior to the close of business on the 3 year anniversary of the Initial Exercise Date (the "Termination Date")."

      Section 2.4 Filing of Form 8-K. Within 4 Trading Days of the date hereof, the Company shall issue a Current Report on Form 8-K, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement as an attachment thereto.

      Section 2.5 Registration of Other Securities. Until such time as Registration Statements covering the resale by the Purchasers of not less than 150% of the outstanding Registrable Securities as of the date hereof have been declared effective by the Commission, the Company shall not file any other registration statement registering shares for its own account or for others under the Securities Act, without the prior written consent of the Holders, which consent shall not be unreasonably withheld.

      Section 2.6 Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Purchasers under the Transaction Documents.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      Section 3.1. Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Purchasers that as of the date of its execution of this Agreement:

            (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

            (b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
      (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

            (c) Capitalization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada, authorized to issue an aggregate of 100,000,000 shares of Common Stock and no other shares of capital stock. As of the date hereof, there will be issued and outstanding 26,269,679 shares of Common Stock, all of which such issued and outstanding shares will be validly issued, fully paid and nonassessable. Except (i) as described in this section, (ii) as set forth in the Disclosure Schedules to the Purchase Agreement, (iii) for Securities issued pursuant to the Purchase Agreement or (iv) as set forth on Schedule 3(c), there are no issued or outstanding securities and no issued or outstanding options, warrants or other rights, or commitments or agreements of any kind, contingent or otherwise, to purchase or otherwise acquire shares of Common Stock or any issued or outstanding securities of any nature convertible into shares of Common Stock. There is no proxy or any other agreement, arrangement or understanding of any kind authorized, effective or outstanding which restricts, limits or otherwise affects the right to vote any shares of Common Stock.

      Section 3.2. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly with the other Purchasers, hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

            (a) Due Authorization.  Such Purchaser  represents and warrants that
      (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms except (x) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (z) insofar as indemnification and contribution provisions may be limited by applicable law.

                                   ARTICLE IV
                                  MISCELLANEOUS

      Section 4.1. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

      Section 4.2. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      Section 4.3. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Purchaser.

      Section 4.4 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Purchasers of the then-outstanding Securities. Each Purchaser may assign their respective rights hereunder in the manner and to the Persons as permitted under the applicable Purchase Agreement.

      Section 4.5 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      Section 4.6 Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      Section 4.7. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

      Section 4.8. Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      Section 4.9 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                             ***********************

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.



                                        UC HUB GROUP, INC.


                                        By: /s/ Larry Wilcox
                                           -------------------------------------
                                        Name:   Larry Wilcox
                                        Title:  CEO

                       [PURCHASER SIGNATURE PAGES TO UCHB
                              AMENDMENT AGREEMENT]

      IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser: Crescent International Ltd
                   --------------------------
Signature of Authorized Signatory
    of Purchaser:                /s/ Maxi Brazzi    /s/ Bachir Taleb-Ibrahimi
                                 ---------------    -------------------------
Name of Authorized Signatory:        Maxi Brazzi        Bachir Taleb-Ibrahimi
                                 ---------------    -------------------------
Title of Authorized Signatory: Authorized Signatory
                               --------------------